UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JULY 29, 2010

BULLDOG TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50321	98-0377543
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

701 KIMBERLY AVENUE, SUITE 190, PLACENTIA, CA 92870
(Address of Principal Executive Offices) (Zip Code)

(805) 406-9010
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The board of directors has voted in favor of filing a Form 15 to suspend the Company’s reporting requirements under the Securities Exchange Act of 1934, as amended; The board of directors has further authorized and empowered the Company’s officers to file a Form 15 immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

	By:	/s/ Brett S. Millar
Name Brett S. Millar
Title President
Date: July 30, 2010